UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21454

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Report to Shareholders

Diversified Mid-Cap Growth Fund	December 31, 2013

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Mid-cap growth stocks produced excellent returns in 2013, despite material federal tax increases and modest spending cuts that took effect in the first quarter and a generally sluggish economy for much of the year. Favorable corporate fundamentals and highly accommodative monetary policies—including $85 billion in monthly Federal Reserve purchases of Treasuries and agency mortgage-backed securities—supported the advance. Fixed income securities lagged significantly and longer-term interest rates rose sharply, as investors anticipated that the Fed would begin to curtail its extraordinary stimulus efforts. When the central bank announced in mid-December that it would start to reduce its asset purchases in January 2014, equity investors were assuaged by the Fed’s pledge to keep short-term interest rates low as long as inflation remains contained.

Your fund returned 19.01% in the second half of 2013 and 34.57% for the entire year. As shown in the Performance Comparison table, the fund fared better than its Russell benchmark in the last six months but lagged it for the year. The fund trailed its peer group index in both periods.

While our full-year absolute performance was excellent, our relative performance reflects our quality bias while the most aggressive investment approaches did best. During 2013, those companies with the highest anticipated earnings growth and the best prior total returns had the best performance. In other words, not owning certain “momentum” stocks with very high valuations limited the fund’s gains versus its benchmarks. We prefer to own stocks of companies that consistently produce solid earnings growth over time but have more reasonable valuations and less earnings variability. We believe these will prove to be better long-term investments than companies whose share prices soar like a rocket for a time but eventually crash because they cannot meet increasingly extreme earnings expectations.

In the last six months, the fund’s performance versus the Russell benchmark benefited from stock selection in the financials, information technology, health care, and energy sectors. Underweighting consumer staples also helped, but stock selection in the consumer discretionary and staples sectors was subpar. For the full year, stock selection among financials, information technology, and health care stocks was advantageous, but our holdings in several sectors, especially consumer staples and materials, hurt our relative performance.

MARKET ENVIRONMENT

The environment for U.S. equity investors remained very favorable throughout 2013. The housing and labor markets have been strengthening, corporate fundamentals—although they have moderated from a short-term recovery level—are still strong, and equity valuations are mostly reasonable. Federal Reserve policies should remain highly stimulative for some time, even as the central bank tapers its asset purchases. Corporate balance sheets are flush with cash, and many companies are initiating or boosting dividends or stock buybacks. Initial public offerings increased dramatically in 2013, as newer companies issued stock to harness investors’ hunger for higher returns, but merger and acquisition activity has remained low, in part because managements are generally cautious. Given all of these positives, it is still a great time for those seeking long-term capital growth to invest in stocks of quality companies.

Mid-cap stocks outperformed large-caps for the full year but lagged small-caps. The Russell Midcap Index returned 34.76% versus 32.39% for the S&P 500 Index and 38.82% for the small-cap Russell 2000 Index. As measured by various Russell indexes, growth stocks outperformed value across all market capitalizations.

All sectors in the Russell Midcap Growth Index produced positive returns. Consumer discretionary, health care, consumer staples, and industrials and business services stocks did best. Energy stocks performed in line with the index, while utilities, financials, information technology, and materials trailed. Telecommunication services lagged significantly.

Companies with the fastest anticipated earnings growth were among the top performers in 2013, as risk-seeking investors gravitated toward headline-grabbing companies that seemed to offer the highest and fastest growth, regardless of lofty valuations. Over longer time spans, these companies tend to disappoint. In contrast, it seemed that companies featuring more reasonable earnings, revenues, valuations, and risk/reward trade-offs were relatively ignored. We favor the latter, as indicated earlier, and we are willing to wait for lasting investment gains to manifest themselves while our holdings deliver solid earnings growth over time.

As shown in the table, mid-cap growth stocks surpassed their value counterparts in the second half of 2013, over the last 12 months, and during the five-year period ended December 31, 2013. Mid-caps have strongly outpaced large-caps since 2008. For the five-year period ended December 31, 2013—a mostly favorable period for equities as they recovered from the brutal 2008 downturn—the Russell Midcap Index produced an annualized return of 22.36% versus 17.94% for the S&P 500.

Notably, U.S. stocks have outperformed equities in both emerging and developed non-U.S. markets in that five-year stretch: The MSCI Emerging Markets Index and the MSCI EAFE Index produced annualized returns of 15.15% and 12.96%, respectively. During the same period, U.S. shares have also trounced long-term bonds, as measured by the Citigroup 30-Year Treasury Index, which returned -1.03% on an annualized basis.

We believe that many U.S. mid-cap companies offer superior long-term growth potential and other favorable characteristics. Long-term data indicate that mid-caps offer very favorable reward versus risk dynamics. While we are pleased with their longer-term performance, we should caution our investors that no trend lasts forever and that eventually an outperforming asset class will experience a “mean reversion.” In other words, the outperformance will eventually be followed by a period of below-average returns that offset some of its recent superior performance and bring returns back in line with the long-term average.

INVESTMENT STRATEGY

Before discussing the portfolio’s performance in detail, we would like to welcome new investors and thank all of our longer-term investors for their continuing confidence in our portfolio management abilities. Our reports to shareholders focus on fund activity and performance in the most recent 6- or 12-month periods, but our time horizon for investing is much longer. While the investment landscape is constantly changing and occasionally challenging, we remain committed to the same strategy and principles that have guided our management of the portfolio since its inception 10 years ago. We believe these will help us navigate through a variety of possible market and economic environments and provide patient investors with long-term capital growth:

  The Diversified Mid-Cap Growth Fund invests in stocks of mid-cap companies whose earnings are expected to grow at an above-average rate. We define mid-cap companies as those whose market capitalization at the time of purchase falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index.

  We keep the fund fully invested because we believe that successful market timing is virtually impossible and that the costs associated with frequent trading reduce the likelihood of outperforming the market. We do not worry about short-term performance or try to forecast the direction of the economy or the market. Our focus is to find mid-cap companies with the best long-term growth potential.

  We use a number of proprietary quantitative models to identify and evaluate the characteristics of individual mid-cap growth companies and the portfolio as a whole.

  Stock selection is based on a combination of fundamental, bottom-up analysis and quantitative strategies in an attempt to identify companies with superior long-term appreciation prospects.

  We use a growth approach, looking for companies with a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. We favor companies with above-average earnings growth and lower earnings variability.

  Valuations are also very important. We look for the best relative values among companies with the strongest businesses and managements.

  Unlike other mid-cap growth portfolios that are highly concentrated, the Diversified Mid-Cap Growth Fund typically invests in about 300 stocks. A high degree of diversification helps to mitigate the downside risk attributable to any single poorly performing security. We invest in companies that are early in their life cycles, and some will ultimately not be as successful as we hope. Accordingly, we balance risk with potential returns.

  Our time horizons are longer than those of other mid-cap growth investors. Our portfolio turnover rate in 2013 was 17.7%, which is substantially less than the 2013 average of 83.6% for mid-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for their averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average. The Morningstar data were quoted as of January 21, 2014.) This implies that our holding period for a typical stock is over five years, whereas our average competitor holds a given stock for a little more than one year. Our relatively low turnover, which is desirable from a tax and expense perspective, reflects our long-term commitment to the companies in which we invest. Many of the holdings we have recently eliminated have outgrown the mid-cap universe.

PORTFOLIO REVIEW

The Diversified Mid-Cap Growth Fund’s fundamental characteristics are somewhat similar to those of the Russell Midcap Growth Index, as indicated by the Portfolio Characteristics table. The portfolio’s median market capitalization ($9.8 billion) is a little lower than that of the Russell benchmark, while its price/earnings (P/E) ratio (21.9) and projected earnings growth rate (14.7%) are a little higher. These metrics reflect our commitment to mid-cap companies with excellent long-term growth prospects.

The fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder investments, is 17.7% versus 20.3% for the benchmark. We consider a high ROE to be desirable, and we look for businesses that can sustain high profitability. One positive not shown by the data in the table is that our holdings have lower debt than businesses represented in the Russell index, based on certain long-term debt-to-equity measures.

At the end of December, our largest commitments were to consumer discretionary, information technology, health care, and industrials and business services. We have very little exposure to utilities and telecommunication services because there are few businesses in those sectors that meet our growth criteria. Relative to the Russell index, we had underweights in the consumer discretionary, financials, and consumer staples sectors and overweights in information technology and health care.

Consumer discretionary stocks—an eclectic assortment of retailers, restaurants, and media companies, among others—were our top contributors to absolute performance in 2013. We favor leading companies with good business models and excellent cash flow in their respective niches. Specialty retailers, ranging from Tiffany to discounter Ross Stores, advanced strongly. Restaurant and hotel stocks also did quite well, led by Chipotle Mexican Grill and Wynn Resorts, respectively. Another significant contributor was Michael Kors Holdings. This rapidly growing maker of women’s apparel and accessories has been a very successful investment for us—we made a private investment before the company went public and purchased additional shares at the time of the IPO in late 2011. However, its valuation has become quite aggressive and expectations are very high. We expect a period of underperformance, so we decided to harvest our gains and seek more sustainable growth opportunities and more reasonable valuations elsewhere. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our health care investments produced excellent returns in 2013. We overweight biotechnology companies but have broad company, as well as industry, diversification to reduce risks. We also emphasize providers and services companies given demographic factors and growing demand for access to health care services. Biotech stocks contributed substantially to performance, with gains concentrated in Incyte, Regeneron Pharmaceuticals, and Alexion Pharmaceuticals. Our providers and services companies advanced broadly but were less robust; still, drug distributor AmerisourceBergen did extremely well thanks to superior revenue growth. Other health care industry allocations, such as pharmaceuticals and life sciences tools and services, generally made milder contributions to performance. Equipment and supply companies lagged for the year. During the fourth quarter, we reestablished a position in Intuitive Surgical, a maker of a very successful robotic surgery system whose shares we sold some time ago as the company moved into the large-cap universe. The company experienced a period of moderating growth that caused its shares to underperform and its market capitalization to drop back into the mid-cap range.

Our information technology stocks produced strong absolute returns and outperformed their peers in the Russell index over the last year. We favor companies with strong business models in industries with high barriers to entry and lower risk of commoditization. We consider technology to be a “winner take all” space in which an industry leader emerges and thrives because its products and services are broadly embraced (think of Google’s search engine) while smaller competitors are overlooked and struggle to stay relevant. As a result, selectivity is essential to avoid inexpensive companies with intractable disadvantages. Software industry stocks collectively did best, led by ServiceNow, while three of our IT services companies—Alliance Data Systems, Gartner, and Vantiv—produced excellent 12-month returns. Among Internet software stocks, LinkedIn, which operates a social media site for business professionals, and Chinese Internet portal Sina fared well. Communications equipment companies were lackluster.

Our industrials and business services stocks performed well over the last year. While some may have wide earnings variance due to the cyclical nature of their businesses, we tend to favor higher-quality industrials that are world-class in their niches and have greater earnings stability throughout the business cycle. Wabtec and Flowserve led the machinery industry. Our three airline stocks—Southwest Airlines, Panama-based Copa Holdings, and Alaska Air Group—produced excellent returns amid lower jet fuel costs stemming from brisk U.S. oil production. Also, shares of regional railroad company Kansas City Southern, which operates in the U.S. and Mexico, surged and were helped by increased U.S. shipping and expectations for stronger Mexican economic growth stemming from energy reforms.

Financials are a small part of the mid-cap growth universe, but our holdings outperformed their peers in the Russell benchmark—by a magnitude that we do not typically experience—due to broadly favorable capital markets and interest rate trends. Operators of securities exchanges IntercontinentalExchange and CBOE Holdings were outstanding. Online brokers E*TRADE Financial and TD Ameritrade Holding rose sharply as retail trading activity picked up. Regional banks SVB Financial Group and BankUnited also did well.

Our holdings in the energy sector performed in line with their peers in the Russell benchmark over the last year. We favor differentiated service companies or those that are skilled at finding underlying resources, particularly the lowest-cost producers; we do not attempt to predict commodity price movements. Gains were concentrated in several exploration companies, led by Pioneer Natural Resources, which enjoyed great success in U.S. oil drilling in 2013. Several of our equipment and services companies also did well, especially Core Laboratories and Oceaneering International.

Our consumer staples holdings produced good absolute returns but lagged their benchmark peers, which hurt our relative results. We continue to believe that most companies in the sector are fairly valued, if not overvalued; hence, we underweight the sector. Most of our positions are makers of food and beverage products with strong brands that we have owned for several years. Hershey Foods, bakery products maker Flowers Foods, and organic grocery store operator Whole Foods Market were among our top performers in the sector. Not owning some multilevel marketing companies that had monstrous returns for the year hurt our relative performance. These are tough business models, as demonstrated by the struggles of Avon for the last several years.

Our materials stocks also lagged their Russell benchmark peers over the year. We favor differentiated companies—primarily in the chemicals and metals and mining industries—that can add value to a commodity or are well positioned for the long term. Although several chemicals companies did extremely well, poor performance of fertilizer company Sociedad Quimica y Minera de Chile following the breakup of a global potash cartel offset some of these gains. We maintain a modest exposure to gold mining, and 2013 was a very challenging year for the commodity as well as the miners.

OUTLOOK

Stocks performed very well in 2013 and over the last five years, despite a weaker-than-average economic recovery. Equity valuations, while higher than they have been for several years, remain quite reasonable. If the sluggish economy persists, it would be highly unlikely, though not impossible, for the market to achieve 30% gains again in 2014. We believe investors should expect more modest equity returns in the near term.

While there are some pockets of speculation and excessive valuations, we believe the core of the market is reasonably valued. The most attractive companies in the market, in our opinion, are the ones we favor: companies with solid earnings growth and reasonable valuations. In fact, they have become somewhat easier to identify because they have significantly lagged the short-term performance of companies with the fastest anticipated growth.

Our basic outlook has not changed in the last six months. We believe the current environment continues to provide patient investors who are willing to take prudent risks with a great opportunity to invest in equities for long-term capital growth. Consider the positives: The U.S. economy and corporate earnings are growing; the Federal Reserve is likely to keep short-term interest rates very low for some time, even as it tapers its asset purchases; corporations have substantial cash reserves on their strong balance sheets and have generally been responsible stewards of capital. In addition, bond returns are likely to be negative as interest rates return to normal levels in the years ahead, while stocks, which are under-owned by individual investors, have much more potential for long-term capital growth.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Cochairman of the fund’s Investment Advisory Committee

Donald J. Easley
Cochairman of the fund’s Investment Advisory Committee

January 21, 2014

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all equity funds, this fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Diversification cannot protect against loss in a declining market or assure a profit.

GLOSSARY

Earnings growth rate—current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio—12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Broker’s Estimate System, which is commonly referred to as IBES.

Return on equity (ROE)—current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/13
Crown Castle International	1.1%
Alexion Pharmaceuticals	1.0
SBA Communications	1.0
Discovery Communications	0.9
Ross Stores	0.8
AutoZone	0.8
Incyte	0.8
Pioneer Natural Resources	0.8
AmerisourceBergen	0.8
Dollar Tree	0.8
Mattel	0.7
Whole Foods Market	0.7
O'Reilly Automotive	0.7
Range Resources	0.7
LinkedIn	0.7
CarMax	0.7
Chipotle Mexican Grill	0.7
Gartner	0.7
Starwood Hotels & Resorts Worldwide	0.7
Netflix	0.7
Red Hat	0.7
Delphi Automotive	0.6
Sherwin-Williams	0.6
Altera	0.6
McGraw Hill Financial	0.6
Total	18.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.2%		
CONSUMER DISCRETIONARY 22.3%		
Auto Components 1.3%		
Delphi Automotive	33,500	2,014
Gentex	23,600	779
TRW (1)	18,600	1,384
		4,177
Diversified Consumer Services 0.2%		
Sotheby's	11,900	633
		633
Hotels, Restaurants & Leisure 4.9%		
Bloomin Brands (1)	58,300	1,400
Brinker	21,000	973
Chipotle Mexican Grill (1)	3,900	2,078
Choice Hotels International	22,400	1,100
Extended Stay America, Equity Units (1)	10,700	281
Marriott, Class A	33,369	1,647
Norwegian Cruise Line Holdings (1)	5,600	199
Panera Bread, Class A (1)	8,000	1,413
Royal Caribbean Cruises	17,100	811
Starwood Hotels & Resorts Worldwide	26,100	2,074
Tim Hortons	23,700	1,384
Wynn Resorts	9,600	1,864
		15,224
Household Durables 0.5%		
Taylor Morrison Home, Class A (1)	20,400	458
Toll Brothers (1)	27,300	1,010
		1,468
Internet & Catalog Retail 1.9%		
Groupon (1)(2)	92,000	1,083
Liberty Interactive (1)	34,400	1,009
Netflix (1)	5,600	2,062

TripAdvisor (1)	17,600	1,458
zulily (1)(2)	4,300	178
		5,790
Leisure Equipment & Products 0.7%		
Mattel	48,400	2,303
		2,303
Media 2.4%		
Charter Communications, Class A (1)	10,600	1,450
Discovery Communications, Class C (1)	34,500	2,893
Interpublic Group	52,300	926
Madison Square Garden (1)	19,125	1,101
Omnicom	16,700	1,242
		7,612
Multiline Retail 1.7%		
Dollar General (1)	31,400	1,894
Dollar Tree (1)	41,700	2,353
Kohl's	15,800	896
		5,143
Specialty Retail 7.0%		
AutoZone (1)	5,400	2,581
Bed Bath & Beyond (1)	15,400	1,237
CarMax (1)	45,000	2,116
Chico's	42,100	793
Dick's Sporting Goods	17,300	1,005
DSW, Class A	12,200	521
L Brands	27,500	1,701
Lumber Liquidators (1)(2)	5,100	525
O'Reilly Automotive (1)	17,200	2,214
PetSmart	14,200	1,033
Ross Stores	34,500	2,585
Tiffany	21,000	1,948
TSC	24,200	1,877

Ulta Salon Cosmetics & Fragrance (1)	4,500	434
Urban Outfitters (1)	11,200	416
Williams-Sonoma	14,700	857
		21,843
Textiles, Apparel & Luxury Goods 1.7%		
Coach	25,500	1,431
Fifth & Pacific (1)	22,800	731
Fossil (1)	9,500	1,139
Hanesbrands	11,000	773
lululemon athletica (1)(2)	18,100	1,069
		5,143
Total Consumer Discretionary		69,336
CONSUMER STAPLES 5.8%		
Beverages 0.9%		
Beam	11,500	783
Brown-Forman, Class B	12,787	966
Dr Pepper Snapple	24,900	1,213
		2,962
Food & Staples Retailing 1.2%		
Fresh Market (1)	17,500	709
Rite Aid (1)	109,500	554
Sprouts Farmers Market (1)	3,200	123
Whole Foods Market	38,500	2,226
		3,612
Food Products 2.3%		
Flowers Foods	50,000	1,073
Green Mountain Coffee (1)(2)	8,000	605
Hershey Foods	12,300	1,196
J.M. Smucker	8,300	860
Kellogg	12,800	782
McCormick	24,900	1,716

Mead Johnson Nutrition, Class A	10,400	871
		7,103
Household Products 0.9%		
Church & Dwight	25,900	1,717
Clorox (2)	10,400	965
		2,682
Tobacco 0.5%		
Lorillard	34,100	1,728
		1,728
Total Consumer Staples		18,087
ENERGY 6.5%		
Energy Equipment & Services 1.6%		
Cameron International (1)	9,200	548
Core Laboratories	5,800	1,108
Dresser-Rand Group (1)	10,400	620
FMC Technologies (1)	9,700	506
Frank S International	31,500	850
Oceaneering International	16,700	1,317
		4,949
Oil, Gas & Consumable Fuels 4.9%		
Antero Resources (1)	8,400	533
Cabot Oil & Gas	49,900	1,934
Cimarex Energy	7,300	766
Concho Resources (1)	12,800	1,382
Continental Resources (1)(2)	5,800	653
Diamondback Energy (1)	13,200	698
Energy XXI Bermuda	20,500	555
EQT	15,200	1,365
Pioneer Natural Resources	13,300	2,448
Range Resources	25,800	2,175
SM Energy	11,500	956

Southwestern Energy (1)	14,400	566
Tesoro Petroleum	21,200	1,240
		15,271
Total Energy		20,220

FINANCIALS 7.3%

Capital Markets 2.1%

Artisan Partners Asset Management	14,100	919
E*TRADE Financial (1)	76,600	1,504
Invesco	17,600	641
Lazard, Class A, Partnership	30,200	1,369
Northern Trust	9,500	588
TD Ameritrade Holding	49,500	1,517
		6,538

Commercial Banks 0.4%

BankUnited	17,000	559
First Horizon National	29,596	345
SVB Financial Group (1)	5,100	535
		1,439

Diversified Financial Services 2.4%

CBOE Holdings	30,500	1,585
IntercontinentalExchange	7,500	1,687
McGraw Hill Financial	25,100	1,963
Moody's	18,800	1,475
MSCI, Class A (1)	15,300	669
		7,379

Insurance 1.8%

Arch Capital Group (1)	10,500	627
Axis Capital Holdings	13,800	656
Brown & Brown	35,100	1,102
Fidelity National Financial	26,500	860
HCC Insurance Holdings	11,200	517

Progressive	30,600	834
RenaissanceRe Holdings	4,900	477
Willis Group Holdings	11,500	515
		5,588
Real Estate Management & Development 0.6%		
Forest City Enterprises, Class A (1)	39,500	754
Jones Lang LaSalle	11,100	1,137
		1,891
Total Financials		22,835
HEALTH CARE 16.0%		
Biotechnology 5.4%		
Alexion Pharmaceuticals (1)	24,200	3,221
Alkermes (1)	27,000	1,098
Alnylam Pharmaceuticals (1)	12,000	772
BioMarin Pharmaceutical (1)	20,500	1,441
Cubist Pharmaceuticals (1)	9,100	627
Incyte (1)	50,300	2,547
Myriad Genetics (1)(2)	14,400	302
NPS Pharmaceuticals (1)	18,900	574
Pharmacyclics (1)	15,400	1,629
Puma Biotechnology (1)	7,800	807
Regeneron Pharmaceuticals (1)	5,300	1,459
Seattle Genetics (1)(2)	14,700	586
Vertex Pharmaceuticals (1)	25,000	1,857
		16,920
Health Care Equipment & Supplies 1.7%		
DENTSPLY International	18,400	892
Edwards Lifesciences (1)	7,000	460
IDEXX Laboratories (1)	10,800	1,149
Intuitive Surgical (1)	1,900	730
Sirona Dental Systems (1)	10,900	765

Teleflex (2)	7,900	742
Thoratec (1)	11,200	410
		5,148
Health Care Providers & Services 4.3%		
AmerisourceBergen	34,700	2,440
Catamaran (1)	28,884	1,371
Cigna	9,300	814
DaVita HealthCare Partners (1)	21,098	1,337
Envision Healthcare Holdings (1)	22,300	792
Henry Schein (1)	10,200	1,165
Humana	12,300	1,270
Laboratory Corporation of America (1)	8,600	786
MEDNAX (1)	20,200	1,078
Team Health Holdings (1)	13,400	610
Universal Health Services	12,800	1,040
WellCare Health Plans (1)	8,400	592
		13,295
Health Care Technology 0.7%		
athenahealth (1)(2)	4,900	659
Cerner (1)	20,400	1,137
HMS Holdings (1)	20,100	457
Veeva Systems, Class A (1)(2)	2,600	84
		2,337
Life Sciences Tools & Services 1.8%		
Agilent Technologies	31,400	1,796
Bruker (1)	26,600	526
Covance (1)	6,000	528
Mettler-Toledo International (1)	6,300	1,528
Quintiles Transnational Holdings (1)	14,200	658
Waters (1)	4,100	410
		5,446

Pharmaceuticals 2.1%		
Actavis (1)	9,300	1,562
Aegerion Pharmaceuticals (1)(2)	9,000	639
Hospira (1)	11,700	483
Jazz Pharmaceuticals (1)	8,300	1,050
Questcor Pharmaceuticals (2)	8,800	479
Valeant Pharmaceuticals International (1)	7,300	857
Zoetis	41,900	1,370
		6,440
Total Health Care		49,586
INDUSTRIALS & BUSINESS SERVICES 15.1%		
Aerospace & Defense 1.0%		
DigitalGlobe (1)	15,400	634
Textron	17,900	658
Transdigm Group	7,400	1,191
Triumph Group	5,900	449
		2,932
Air Freight & Logistics 0.5%		
C.H. Robinson Worldwide	8,400	490
Expeditors International of Washington	23,500	1,040
		1,530
Airlines 1.4%		
Alaska Air Group	15,200	1,115
Copa Holdings	10,100	1,617
Southwest Airlines	89,700	1,690
		4,422
Building Products 0.5%		
Fortune Brands Home & Security	31,000	1,417
		1,417

Commercial Services & Supplies 1.4%		
Clean Harbors (1)	9,000	540
Copart (1)	14,800	542
IHS (1)	13,500	1,616
Ritchie Bros. Auctioneers (2)	17,500	401
Stericycle (1)	3,700	430
Waste Connections	20,850	910
		4,439
Construction & Engineering 0.4%		
Jacobs Engineering Group (1)	10,900	687
Quanta Services (1)	19,600	618
		1,305
Electrical Equipment 1.9%		
AMETEK	22,537	1,187
Babcock & Wilcox	37,550	1,284
Hubbell, Class B	10,100	1,100
Roper Industries	12,200	1,692
Sensata Technologies Holding (1)	16,400	635
		5,898
Machinery 4.2%		
Clarcor	8,000	515
Donaldson	29,000	1,260
Flowserve	21,900	1,726
Graco	9,100	711
IDEX	7,675	567
Joy Global (2)	7,200	421
Nordson	8,500	632
PACCAR	6,700	396
Pall	16,600	1,417
Rexnord (1)	21,100	570
Snap-On	5,300	581
Terex	15,600	655

Valmont Industries (2)	7,500	1,118
WABCO Holdings (1)	11,200	1,046
Wabtec	19,400	1,441
		13,056
Professional Services 1.6%		
ManpowerGroup	16,300	1,399
Nielsen Holdings NV	20,700	950
Robert Half International	17,600	739
Verisk Analytics, Class A (1)	26,700	1,755
		4,843
Road & Rail 1.3%		
Hertz Global Holdings (1)	22,800	652
J.B. Hunt Transport Services	12,600	974
Kansas City Southern	15,600	1,932
Landstar System	10,700	615
		4,173
Trading Companies & Distributors 0.9%		
Fastenal	23,300	1,107
W. W. Grainger	6,600	1,686
		2,793
Total Industrials & Business Services		46,808
INFORMATION TECHNOLOGY 17.9%		
Communications Equipment 1.3%		
Aruba Networks (1)	26,800	480
F5 Networks (1)	14,100	1,281
JDS Uniphase (1)	45,600	592
Juniper Networks (1)	22,900	517
Motorola Solutions	15,000	1,012
		3,882

Computers & Peripherals 0.5%		
3-D Systems (1)(2)	9,100	846
SanDisk	11,900	839
		1,685
Electronic Equipment, Instruments & Components 1.8%		
Amphenol, Class A	17,200	1,534
FEI	7,000	625
IPG Photonics (1)(2)	14,100	1,094
National Instruments	18,225	584
Trimble Navigation (1)	50,900	1,766
		5,603
Internet Software & Services 2.7%		
Akamai Technologies (1)	24,600	1,161
Cornerstone OnDemand (1)	11,400	608
CoStar Group (1)	6,900	1,273
Dropbox, Acquisition Date: 5/1/12 Acquisition Cost $46 (1)(3)(4)	5,090	50
Equinix (1)	4,900	869
LinkedIn (1)	9,900	2,147
Pandora Media (1)	23,800	633
Rackspace Hosting (1)	18,200	712
Sina (1)	7,700	649
Twitter (1)(2)	6,300	401
		8,503
IT Services 2.4%		
Alliance Data Systems (1)	6,000	1,577
CoreLogic (1)	24,000	853
Gartner (1)	29,200	2,075
Genpact (1)	24,500	450
Paychex	13,600	619
Vantiv, Class A (1)	54,700	1,784
		7,358

Semiconductor & Semiconductor Equipment 3.3%		
Altera	61,000	1,984
Analog Devices	16,500	840
ARM Holdings, ADR	32,500	1,779
KLA-Tencor	7,500	484
Linear Technology	30,200	1,376
Mellanox Technologies (1)(2)	13,600	544
Microchip Technology (2)	19,600	877
Skyworks Solutions (1)	34,900	997
Xilinx	30,300	1,391
		10,272
Software 5.9%		
Ansys (1)	14,400	1,256
Autodesk (1)	12,900	649
Check Point Software Technologies (1)	9,600	619
Citrix Systems (1)	24,000	1,518
Commvault Systems (1)	11,500	861
Concur Technologies (1)(2)	18,700	1,930
FactSet Research Systems (2)	3,450	375
FireEye (1)(2)	13,700	597
Guidewire Software (1)	14,500	712
Informatica (1)	13,700	569
Intuit	24,100	1,839
NetSuite (1)	6,100	628
Red Hat (1)	36,700	2,057
Salesforce.com (1)	10,800	596
ServiceNow (1)	35,000	1,960
Solera Holdings	6,900	488
Tableau Software (1)	2,500	172
Workday (1)	17,973	1,495
		18,321
Total Information Technology		55,624

MATERIALS 5.7%

Chemicals 4.0%		
Air Products & Chemicals	5,200	581
Airgas	5,300	593
Albemarle	8,200	520
Celanese, Class A	24,000	1,327
CF Industries	4,100	955
FMC	17,500	1,321
PPG Industries	5,400	1,024
Rockwood Holdings	25,500	1,834
RPM	18,900	785
Sherwin-Williams	10,900	2,000
Sigma Aldrich	5,200	489
Sociedad Quimica y Minera de Chile, ADR	15,300	396
Valspar	8,600	613
		12,438
Construction Materials 0.4%		
Vulcan Materials	21,600	1,284
		1,284
Containers & Packaging 0.6%		
Ball	37,600	1,942
		1,942
Metals & Mining 0.7%		
Carpenter Technology	11,100	690
Compass Minerals	7,800	624
Eldorado Gold	85,600	487
Stillwater Mining (1)	32,300	399
		2,200
Total Materials		17,864

Dropbox, Series A-1, Acquisition Date: 5/1/12 Acquisition Cost $281 (1)(3)(4)	31,052	304
Total Information Technology		366
Total Convertible Preferred Stocks (Cost $771)		822
SHORT-TERM INVESTMENTS 0.7%		
Money Market Funds 0.7%		
T. Rowe Price Reserve Investment Fund, 0.05% (5)(6)	2,125,289	2,125
Total Short-Term Investments (Cost $2,125)		2,125
SECURITIES LENDING COLLATERAL 3.7%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 3.7%		
Short-Term Funds 3.7%		
T. Rowe Price Short-Term Reserve Fund, 0.02% (5)(6)	1,156,228	11,562
Total Investments through Securities Lending Program with State Street Bank and Trust Company		11,562
Total Securities Lending Collateral (Cost $11,562)		11,562
Total Investments in Securities		
103.8% of Net Assets (Cost $205,557)		$ 322,930

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) All or a portion of this security is on loan at December 31, 2013 -- total value of such securities at period-end amounts to $11,398. See Note 3.

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $872 and represents 0.3% of net assets.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) Seven-day yield

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 2003. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of mid-cap growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance On January 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2013, totaled $330,000 for the year ended December 31, 2013.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2013, the value of loaned securities was $11,398,000; the value of cash collateral and related investments was $11,562,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $83,733,000 and $44,126,000, respectively, for the year ended December 31, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss. Reclassifications between income and gain relate primarily to per share rounding of distributions. For the year ended December 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2013 and December 31, 2012, totaled $206,000 and $592,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2013, the fund utilized $6,869,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2013, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2013, expenses incurred pursuant to these service agreements were $90,000 for Price Associates; $280,000 for T. Rowe Price Services, Inc.; and $6,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2014

Tax Information (Unaudited) for the Tax Year Ended 12/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $26,000 from long-term capital gains, subject to the 15% rate gains category.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[157]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
2003	Bank North America (2004 to present); Director, Under Armour
[157]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2003
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human Resources
(1956)	and Corporate Initiatives (2004 to 2010)
2013
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2012	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2003	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Diversified
Mid-Cap Growth Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Amit Seth (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, Harvard Business
School (to 2009)

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Rouven J. Wool-Lewis, Ph.D. (1973)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Vice President of
Corporate Strategy, UnitedHealth Group (to
2011); Associate Analyst, Oppenheimer &
Company (to 2009)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,691,000 and $1,802,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 14, 2014